UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 5, 2007

                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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            Indiana                       000-21671               35-1887991
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement.
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2007 Annual Salaries. On January 5, 2007, the Compensation Committee of the
Company set the 2007 annual base of Debra L. Ross, the Chief Financial Officer of the Company, at $165,000, and set the 2007 annual base salary of Terry K. Scott, the Chief Credit Officer of The National Bank of Indianapolis, the wholly-owned subsidiary of the Company, at $126,000. The Compensation Committee is scheduled to review and adjust later this year, if considered appropriate, the base salary for Morris L. Maurer (the Chief Executive Officer and President of the Company), Philip B. Roby (the Chief Operating Officer and Executive Vice President of the Company), and Mark E. Bruin (the Chief Client Officer of the
Bank), with any adjustment to be effective July 1, 2007.

2006 Bonus Amounts. On January 5, 2007 the Company also approved the bonus amounts payable to the named executive officers for 2006 under the 2006 Bank Incentive Plan, the 2006 Bank Discretionary Bonus Plan, and the 2006 Top Management Bonus Plan. Under the terms of these plans, only Messrs. Maurer and Roby participated in the 2006 Top Management Bonus Plan, and Messrs. Maurer and Roby did not participate in the 2006 Bank Discretionary Bonus Plan.

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Name                                       Total 2006 Bonus
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Morris L. Maurer                              $88,703.19
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Philip B. Roby                                $78,476.01
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Debra L. Ross                                 $24,769.80
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Mark E. Bruin                                 $31,974.16
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Terry K. Scott                                $21,335.16
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 9, 2007

                                      THE NATIONAL BANK OF
                                      INDIANAPOLIS CORPORATION

                                      By: /s/ Debra L. Ross
                                          ------------------------------
                                          Debra L. Ross, Chief Financial Officer